EXHIBIT 99.1
                                 ------------

                Computational Materials and/or ABS Term Sheet.


CWALT-Term Sheet - Price/Yield - 3A1

Balance                  $166,470,000.00       Delay                24
Initial Coupon           4.958232444           Dated                11/1/2004
Settle                   11/30/2004            First Payment        12/25/2004

Price                       10 CPB          20 CPB          25 CPB          30 CPB            35 CPB          40 CPB
                            Yield           Yield           Yield           Yield             Yield           Yield
100.99678200                4.615           4.499           4.431           4.353             4.265           4.165

WAL                         3.767           2.885           2.529           2.214             1.940           1.700
Mod Durn                    3.321           2.582           2.281           2.013             1.777           1.569
Principal Window Begin   12/25/2004      12/25/2004      12/25/2004      12/25/2004        12/25/2004      12/25/2004
Principal Window End     11/25/2009      11/25/2009      11/25/2009      11/25/2009        11/25/2009      11/25/2009

LIBOR_1YR                   2.58            2.58            2.58            2.58              2.58            2.58

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer any security in any jurisdiction where such an offer or solicitation would to sell or the solicitation of any offer to buy be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material The information contained in this material may be based on may pertain to securities that ultimately are not sold. assumptions regarding market conditions and other matters as The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood reflected herein. that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.


CWALT-Term Sheet - Price/Yield - 3A2

Balance                 $200,000,000.00        Delay                24
Initial Coupon          4.938232444            Dated                11/1/2004
Settle                  11/30/2004             First Payment        12/25/2004

Price                         10 CPR            20 CPR         25 CPR          30 CPR          35 CPR          40 CPR
                               Yield            Yield           Yield           Yield           Yield           Yield
100.99789200                  4.590             4.476            4.408           4.330          4.243            4.130
WAL                           3.748             2.874            2.521           2.209          1.936            1.665
Mod Durn                      3.308             2.575            2.276           2.009          1.775            1.542
Principal Window Begin     12/25/2004        12/25/2004        12/25/2004     12/25/2004      12/25/2004      12/25/2004
Principal Window End       10/25/2009        10/25/2009        10/25/2009     10/25/2009      10/25/2009       5/25/2009

LIBOR_1YR                     2.58              2.58             2.58            2.58           2.58             2.58

Redemption: Earlier of Roll Date and Cleanup Call

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or any security in any jurisdiction where such an offer or solicitation would be the solicitation of any offer to buy illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain The information contained in this material may be based on to securities that ultimately are not sold. assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The
Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities This material may be filed with the mentioned therein or derivatives thereof (including options). Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this The Underwriter is material and has not authorized the dissemination of this material. acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.


CWALT-Term Sheet - Price/Yield - 3A2

Balance                  $200,000,000.00        Delay               24
Initial Coupon           4.938232444            Dated               11/1/2004
Settle                   11/30/2004             First Payment       12/25/2004


Price                           10 CPB           20 CPB           25 CPB           30 CPB          35 CPB          40 CPB
                                 Yield           Yield            Yield            Yield            Yield          Yield
100.99789200                     4.595           4.479            4.411            4.333            4.245          4.145

WAL                              3.767           2.885            2.529            2.214            1.940          1.700
Mod Durn                         3.323           2.583            2.282            2.013            1.778          1.570
Principal Window Begin        12/25/2004       12/25/2004       12/25/2004       12/25/2004      12/25/2004      12/25/2004
Principal Window End          11/25/2009       11/25/2009       11/25/2009       11/25/2009      11/25/2009      11/25/2009

LIBOR_1YR                        2.58             2.58             2.58             2.58            2.58            2.58


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The
Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule
415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.



                                                     CWALT-0433-v3 -- 2A1

Banc of America Securities

Balance      $70,372,300.00       Delay              24               WAC(2)     5.455688350      WAM(2)      359
Coupon       5.02847              Dated              11/01/2004       NET(2)     5.028467         WALA(2)     1
Settle       11/30/2004           First Payment      12/25/2004


------------------------------------------------------------------------------------------------------------------------------------
Price                 10 CPB           15 CPB            20 CPB        25 CPB          30 CPB           35 CPB          40 CPB
------------------------------------------------------------------------------------------------------------------------------------
                           Yield           Yield            Yield           Yield           Yield           Yield            Yield
------------------------------------------------------------------------------------------------------------------------------------
       101-22.00           4.188           4.115            4.033           3.943           3.840           3.726            3.598
       101-22.50           4.182           4.107            4.025           3.934           3.831           3.716            3.586
       101-23.00           4.175           4.100            4.017           3.925           3.821           3.706            3.575
       101-23.50           4.168           4.093            4.009           3.917           3.812           3.695            3.564
       101-24.00           4.161           4.085            4.001           3.908           3.803           3.685            3.553
       101-24.50           4.154           4.078            3.993           3.899           3.793           3.675            3.541
       101-25.00           4.148           4.071            3.986           3.891           3.784           3.664            3.530

             WAL           2.443           2.251            2.070           1.899           1.737           1.585            1.443
        Mod Durn           2.249           2.079            1.919           1.768           1.624           1.488            1.361
Principal Window   Dec04 - Nov07   Dec04 - Oct07    Dec04 - Nov07   Dec04 - Nov07   Dec04 - Nov07   Dec04 - Nov07    Dec04 - Nov07

       LIBOR_1YR            2.58            2.58             2.58            2.58            2.58            2.58             2.58
------------------------------------------------------------------------------------------------------------------------------------

            Swap     Mat       1YR       2YR        3YR       4YR       5YR
                     Yld    2.8655     3.239     3.4805     3.695     3.885

------------------------------------------------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold.


                                                     CWALT-0433-v3 -- 1A1

Banc of America Securities

Balance       $151,974,000.00       Delay              24               WAC(1)      5.549469548      WAM(1)       360
Coupon        5.12318               Dated              11/01/2004       NET(1)      5.12318          WALA(1)      0
Settle        11/30/2004            First Payment      12/25/2004


------------------------------------------------------------------------------------------------------------------------------------
Price                 10 CPB          15 CPB           20 CPB          25 CPB         30 CPB           35 CPB           40 CPB
------------------------------------------------------------------------------------------------------------------------------------
                           Yield           Yield            Yield           Yield           Yield           Yield            Yield
------------------------------------------------------------------------------------------------------------------------------------
       101-27.63           4.229           4.148            4.059           3.958           3.846           3.721            3.579

             WAL           2.511           2.308            2.116           1.935           1.766           1.608            1.460
        Mod Durn           2.303           2.125            1.957           1.797           1.648           1.508            1.376
Principal Window   Dec04 - Nov07   Dec04 - Nov07    Dec04 - Nov07   Dec04 - Nov07   Dec04 - Nov07   Dec04 - Nov07    Dec04 - Nov07

       LIBOR_1YR            2.58            2.58             2.58            2.58            2.58            2.58             2.58
------------------------------------------------------------------------------------------------------------------------------------

             Swap     Mat       1YR      2YR       3YR     4YR       5YR
                      Yld    2.8247    3.197     3.455    3.68     3.877

------------------------------------------------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold.



                                                     CWALT-0433-v3 -- 1A1

Banc of America Securities

Balance     $151,974,000.00    Delay              24              WAC(1)    5.549469548    WAM(1)     360
Coupon      5.12318            Dated              11/01/2004      NET(1)    5.12318        WALA(1)    0
Settle      11/30/2004         First Payment      12/25/2004


------------------------------------------------------------------------------------------------------------------------------------
  Price               10 CPB          15 CPB            20 CPB          25 CPB          30 CPB          35 CPB            40 CPB
------------------------------------------------------------------------------------------------------------------------------------
                           Yield           Yield            Yield            Yield           Yield            Yield           Yield
------------------------------------------------------------------------------------------------------------------------------------
       101-23.00         4.29000         4.21488          4.13099          4.03673         3.93174          3.81441         3.68226
       101-23.50         4.28336         4.20768          4.12317          4.02821         3.92244          3.80426         3.67113
       101-24.00         4.27671         4.20048          4.11535          4.01969         3.91315          3.79410         3.66000
       101-24.50         4.27007         4.19328          4.10753          4.01118         3.90386          3.78395         3.64888
       101-25.00         4.26343         4.18608          4.09971          4.00267         3.89458          3.77380         3.63776
       101-25.50         4.25679         4.17889          4.09190          3.99416         3.88529          3.76365         3.62664
       101-26.00         4.25015         4.17169          4.08408          3.98565         3.87601          3.75351         3.61552

             WAL           2.511           2.308            2.116            1.935           1.766            1.608           1.460
        Mod Durn           2.302           2.125            1.956            1.796           1.647            1.506           1.375
Principal Window   Dec04 - Nov07   Dec04 - Nov07    Dec04 - Nov07    Dec04 - Nov07   Dec04 - Nov07    Dec04 - Nov07   Dec04 - Nov07

       LIBOR_1YR            2.58            2.58             2.58             2.58            2.58             2.58            2.58
------------------------------------------------------------------------------------------------------------------------------------

             Swap     Mat       1YR      2YR       3YR      4YR       5YR
                      Yld     2.847    3.244     3.515    3.744     3.944

------------------------------------------------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation
Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold.



                                                     CWALT-0433-v3 -- 2A1

Banc of America Securities

Balance       $70,372,300.00      Delay             24              WAC(2)     5.455688350     WAM(2)      359
Coupon        5.02847             Dated             11/01/2004      NET(2)     5.028467        WALA(2)     1
Settle        11/30/2004          First Payment     12/25/2004


------------------------------------------------------------------------------------------------------------------------------------
Price                  10 CPB         15 CPB           20 CPB          25 CPB            30 CPB         35 CPB           40 CPB
------------------------------------------------------------------------------------------------------------------------------------
                            Yield           Yield            Yield           Yield            Yield           Yield           Yield
------------------------------------------------------------------------------------------------------------------------------------
       101-20.00          4.21561         4.14426          4.06527         3.97724          3.87802         3.76727         3.64261
       101-20.50          4.20879         4.13689          4.05729         3.96857          3.86858         3.75697         3.63135
       101-21.00          4.20198         4.12952          4.04931         3.95990          3.85915         3.74668         3.62009
       101-21.50          4.19517         4.12216          4.04133         3.95124          3.84972         3.73639         3.60883
       101-22.00          4.18836         4.11479          4.03335         3.94258          3.84029         3.72610         3.59758
       101-22.50          4.18156         4.10743          4.02538         3.93392          3.83086         3.71581         3.58633
       101-23.00          4.17475         4.10007          4.01740         3.92527          3.82143         3.70553         3.57508

             WAL            2.443           2.251            2.070           1.899            1.737           1.585           1.443
        Mod Durn            2.248           2.079            1.919           1.767            1.623           1.488           1.360
Principal Window    Dec04 - Nov07   Dec04 - Oct07    Dec04 - Nov07   Dec04 - Nov07    Dec04 - Nov07   Dec04 - Nov07   Dec04 - Nov07

       LIBOR_1YR             2.58            2.58             2.58            2.58             2.58            2.58            2.58
------------------------------------------------------------------------------------------------------------------------------------

             Swap     Mat       1YR      2YR       3YR      4YR       5YR
                      Yld     2.847    3.244     3.515    3.744     3.944
------------------------------------------------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation
Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold.



                                                     CWALT-0433-v3 -- 3A1

Banc of America Securities

Balance       $163,410,000.00     Delay             24            WAC(3)    5.785218919    WAM(3)      359
Coupon        4.95823             Dated             11/01/2004    NET(3)    5.303232       WALA(3)     1
Settle        11/30/2004          First Payment     12/25/2004


------------------------------------------------------------------------------------------------------------------------------------
  Price                   10 CPB        15 CPB          20 CPB           25 CPB          30 CPB         35 CPB       40 CPB
------------------------------------------------------------------------------------------------------------------------------------
                          Yield          Yield           Yield           Yield            Yield          Yield        Yield
------------------------------------------------------------------------------------------------------------------------------------
        100-29.00        4.64083         4.58897         4.53188          4.46719         4.39326         4.30989         4.21556

              WAL          3.757           3.278           2.871            2.514           2.199           1.925           1.685
         Mod Durn          3.312           2.911           2.569            2.267           1.998           1.762           1.555
 Principal Window  Dec04 - Nov09   Dec04 - Nov09   Dec04 - Nov09    Dec04 - Nov09   Dec04 - Nov09   Dec04 - Nov09   Dec04 - Nov09

        LIBOR_1YR           2.58            2.58            2.58             2.58            2.58            2.58            2.58
------------------------------------------------------------------------------------------------------------------------------------

             Swap     Mat       1YR      2YR       3YR      4YR       5YR
                      Yld     2.847    3.244     3.515    3.744     3.944

------------------------------------------------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation
Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold.